销售合同

销货方：三明华健生物工程有限公司（以下简称甲方）

购货方：清远圣芝堂现代中药有限公司（以下简称乙方）

双方就年销售15吨茄尼醇产品（含量为75%和90%两种）达成以下协议：

第一条　具体品种，需签订要货成交单，并作为本购销合同的附件；本合同中的未尽事宜经双方协商需补充的条款可另附协议书，亦视为合同附件。合同附件与本合同具有同等效力。经双方确认的往来信函、传真、电子邮件等，将作为本合同的组成部分，具有合同的效力。

第二条　合同签订后，不得擅自变更和解除。如甲方遇不可抗拒的原因，确实无法履行合同；乙方因市场发生骤变或不能防止的原因，经双方协商同意后，可予变更或解除合同。但提出方应提前通知对方，并将"合同变更通知单"寄给对方，办理变更或解除合同的手续。

按乙方指定品种、规格生产的商品，在安排生产后，双方都需严格执行合同。如需变更，由此而产生的损失，乙方负担；如甲方不能按期、按质、按量按指定要求履行合同，其损失，甲方负担。

第三条　成交单中的商品价格，由双方当事人商议决定，按订货期间市场价格决定。逾期交货的，如遇价格上调时，按原价执行；遇价格下调时，按新价执行。逾期提货的，遇价格上调时，按新价执行，遇价格下调时，按原价执行。由于调整价格而发生的差价，购销双方另行结算。

第四条　运输方式及运输费用等费用由乙方负责。

第五条　质量标准。75%和90%茄尼醇产品均采用高效液相色谱方法检测含量，75%茄尼醇含量波动在5个百分点内，90%茄尼醇含量波动在3百分点内。甲方应严格执行合同规定的质量标准，保证商品质量。

第六条　商品包装。外包装采用纸桶或纸箱，附产品说明、含量、净重等，内包装采用密封塑料袋或锡纸包装，包装费用由甲方承担。乙方对商品包装有特殊要求，增加的包装费用，由乙方负担。

第七条　付款。乙方收到货后，30天内向甲方支付货款。

第八条　甲方应按乙方确定的合理运输路线、工具、到达站委托承运单位发运，费用由乙方承担。

第九条　商品从到达承运部门时起，所有权即属乙方。在运输途中发生的丢失、缺少、残损等责任事故，由乙方负责向承运部门交涉赔偿，需要甲方协助时，甲方应积极提供有关资料。乙方在接收商品时发现问题，应及时向承运部门索取规定的记录和证明并立即详细检查，及时向有关责任方提出索赔；若因有关单据未能随货同行，货到后，乙方可先向承运部门具结接收，同时立即通知甲方，甲方在接到通知后 5 日内答复；属于多发、错运商品，乙方应做好详细记录，妥为保管，收货后 10 日内通知甲方，不能自行动用，因此而发生的一切费用由甲方负担。

第十条　商品的外包装完整，发现溢缺、残损串错和商品质量等问题，在货到一个月内，责任确属甲方的，乙方可向甲方提出查询。经双方共同研究，明确责任，损失由责任方负

第十一条　甲、乙双方的任何一方有违约行为的，应负违约责任并向对方支付违约金。因违约使对方遭受损失的，如违约金不足以抵补损失时，还应支付赔偿金以补偿其差额。如违约金过分高于或者低于造成的损失的，当事人可以请求人民法院或者仲裁机构予以适当减少或者增加。

1．甲、乙两方所签订的具体合同要求，一方未能履行或未能完全履行合同时，应向对方支付违约合同货款总值 20%的违约金。但遇双方协商办理变更或解除合同手续的，不按违约处理。

2．自提商品，甲方未能按期发货，应负逾期交货责任，并承担乙方因此而支付的实际费用；乙方未按期提货，按逾期提货部分货款总值计算，向甲方偿付逾期提货的违约金，并承担甲方实际支付的保管费用。

3．甲方提前交货和多交、错发货而造成的乙方在代保管期内实际支付的费用，应由甲方负担，乙方逾期付款的，向甲方偿付逾期付款违约金。

4．对应偿付的违约金，赔偿金，保管、保养费用和各种经济损失，应在明确责任后，10 天内主动汇给对方，否则，按逾期付款处理，但任何一方不得自行用扣发货物或扣付货款充抵。

第十二条　甲、乙两方履行合同，发生纠纷时，应及时协商解决，协商不成时，任何一方均可向仲裁机构申请仲裁或向人民法院起诉。（两者选一）

第十三条　本合同一式 2 份，甲、乙两方各执 1 份。

第十四条　本合同（协议）双方签章，依法生效，有效期为壹年，从签订之日起至 2008 年 12 月 31 日终止。

单位：三明华健生物工程有限公司
开户银行：农业银行三明市三元支行
帐号：13-830101040006233
地址：福建省三明市吉口工业区
电话：0598-8523617
销货方（甲方）签章：

单位：清远圣芝堂现代中药有限公司
开户银行：广东省清远市清城区洲心信用社
帐号：886018050120100004290З
地址：广东清远高新技术产业开发区生物医药城
电话：0763-3550339
购货方（乙方）签章：

2007 年 12 月 5 日